UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): March 24, 2005

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        Effective March 24, 2005, the Registrant entered into an Amendment to Credit Agreement with PNC Bank, National Association and The Fifth Third Bank which extends the termination date of the Credit Agreement on terms described in the exhibit identified below, filed herewith and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(c)	Exhibits

10.1	Amendment to Credit Agreement dated March 24, 2005 among the Registrant, PNC Bank, National Association, in its capacity as syndication agent and administrative agent, PNC Bank, National Association, in its capacity as lender and The Fifth Third Bank

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC. BY: /s/Ronald S. Stowell —————————————— Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

March 24, 2005